BRITISH	Ministry of Finance	Mailing Address:	Location:
COLUMBIA	Corporate and Personal	PO BOX 9431 Stn Prov Govt	2nd Floor – 940 Blanshard St
[Logo]	Property Registries	Victoria BC V8W 9V3	Victoria BC
	www.corporateonline.gov.bc.ca		250-356-8626

Cover Sheet

KIMBER RESOURCES INC.
215 800 W PENDER ST
VANCOUVER BC V6C 2V6

Confirmation of Service

Form Filed:	Transition Application

Date and Time of filing:	June 2, 2004 04:11 PM Pacific Time

Transition Effective Date:	The transition is to take effect at the time that this application is filed with the Registrar.

Name of Company:	KIMBER RESOURCES INC.

Incorporation:	BC0493986

This Package contains:
  Certified Copy of the Transition Application
  Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BC0493986 Page: 1 of 1

BRITISH	Ministry of Finance	Mailing Address:	Location:
COLUMBIA	Corporate and Personal	PO BOX 9431 Stn Prov Govt	2nd Floor – 940 Blanshard St
[Logo]	Property Registries	Victoria BC V8W 9V3	Victoria BC
	www.corporateonline.gov.bc.ca		250-356-8626

Transition Application	CERTIFIED COPY
Of a Document filed with the Province of
Form 43	British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT
Section 437
"J S Powell"
J S Powell
June 2, 2004

FILING DETAILS:	Transition Application for:
KIMBER RESOURCES INC.

Filed Date and Time:	June 2, 2004 04:11 PM Pacific Time

Transition Date and	Transitioned on June 2, 2004 04:11 PM Pacific Time
Time:

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	Name of Company:
BC0493986	KIMBER RESOURCES INC.

NOTICE OF ARTICLES

Name of Company:

KIMBER RESOURCES INC.

BC0493986 Page: 1 of 3

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
215 800 W PENDER ST	215 800 W PENDER ST
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
215 800 W PENDER ST	215 800 W PENDER ST
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
GRANDISON, CLIFFORD

Mailing Address:	Delivery Address:
2633 CARNATION ST	2633 CARNATION ST
NORTH VANCOUVER BC V7H 1H6	NORTH VANCOUVER BC V7H 1H6

Last Name, First Name Middle Name:
HOOLE, MICHAEL E.

Mailing Address:	Delivery Address:
4776 MEADFEILD CRT	4776 MEADFEILD CRT
W VANCOUVER BC V7W 2Y3	W VANCOUVER BC V7W 2Y3

Last Name, First Name Middle Name:
KALMET, JUHAN JOHN

Mailing Address:	Delivery Address:
5236 4A AVENUE	5236 4A AVENUE
DELTA BC V4M 1H5	DELTA BC V4M 1H5

BC0493986 Page: 2 of 3

DIRECTOR IMFORMATION

Last Name, First Name Middle Name:
LONGE, ROBERT

Mailing Address:	Delivery Address:
4762 THE HIGHWAY	4762 THE HIGHWAY
W VANCOUVER BC V7W 1J5	W VANCOUVER BC V7W 1J5

Last Name, First Name Middle Name:
MANNING, LUARD

Mailing Address:	Delivery Address:
945 BELVEDERE DR	945 BELVEDERE DR
N VANCOUVER BC V7R 2C2	N VANCOUVER BC V7R 2C2

PRE-EXISTING COMPANY PROVISIONS The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 80,000,000	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached

BC0493986 Page: 3 of 3

BRITISH	Ministry of Finance	Mailing Address:	Location:
COLUMBIA	Corporate and Personal	PO BOX 9431 Stn Prov Govt	2nd Floor – 940 Blanshard St
[Logo]	Property Registries	Victoria BC V8W 9V3	Victoria BC
	www.corporateonline.gov.bc.ca		250-356-8626

Notice of Articles	CERTIFIED COPY
Of a Document filed with the Province of
BUSINESS CORPORATIONS ACT	British Columbia Registrar of Companies

"J S Powell"
J S Powell
June 2, 2004

This Notice of Articles was issued by the Registrar on: June 2, 2004 04:11 PM Pacific Time

Incorporation Number: BC0493986

Recognition Date: Incorporated on March 31, 1995

NOTICE OF ARTICLES

Name of Company:

KIMBER RESOURCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
215 800 W PENDER ST	215 800 W PENDER ST
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
215 800 W PENDER ST	215 800 W PENDER ST
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

DIRECTOR INFORMATION

BC0493986 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
GRANDISON, CLIFFORD

Mailing Address:	Delivery Address:
2633 CARNATION ST	2633 CARNATION ST
NORTH VANCOUVER BC V7H1H6	NORTH VANCOUVER BC V7H1H6

Last Name, First Name Middle Name:
HOOLE, MICHAEL E.

Mailing Address:	Delivery Address:
4776 MEADFEILD CRT	4776 MEADFEILD CRT
W VANCOUVER BC V7W2Y3	W VANCOUVER BC V7W2Y3

Last Name, First Name Middle Name:
KALMET, JUHAN JOHN

Mailing Address:	Delivery Address:
5236 4A AVENUE	5236 4A AVENUE
DELTA BC V4M1H5	DELTA BC V4M1H5

Last Name, First Name Middle Name:
LONGE, ROBERT

Mailing Address:	Delivery Address:
4762 THE HIGHWAY	4762 THE HIGHWAY
W VANCOUVER BC V7W1J5	W VANCOUVER BC V7W1J5

Last Name, First Name Middle Name:
MANNING, LUARD

Mailing Address:	Delivery Address:
945 BELVEDERE DR	945 BELVEDERE DR
N VANCOUVER BC V7R2C2	N VANCOUVER BC V7R2C2

BC0493986 Page: 2 of 3

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 80,000,000	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached

BC0493986 Page: 3 of 3